                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                INVESTMENT TECHNOLOGY GROUP, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
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           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
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                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                       INVESTMENT TECHNOLOGY GROUP, INC.
                  380 MADISON AVENUE, NEW YORK, NEW YORK 10017
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 2001

To the Stockholders of Investment Technology Group, Inc.:

    NOTICE IS HEREBY GIVEN that Investment Technology Group, Inc., a Delaware corporation ("ITG"), will hold its annual meeting of stockholders at the New York Helmsley Hotel, Murray Hill Room, 212 East 42nd Street, New York, New York, on Wednesday, May 16, 2001 at 1:00 p.m. (local time), and any adjournments or postponements thereof, for the following purposes:

    (1) To elect six directors to our board of directors to serve until the next annual meeting and until their successors have been duly elected and qualified.

    (2) To ratify the appointment of KPMG LLP as our independent auditors for the 2001 fiscal year.

    (3) To transact such other business as may properly come before the annual meeting or any one or more adjournments thereof.

    Our board of directors has fixed the close of business on March 23, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting. Only holders of record of ITG common stock at the close of business on March 23, 2001 are entitled to notice of and to vote at the annual meeting. A complete list of stockholders entitled to vote will be available during normal business hours at our principal executive offices located at 380 Madison Avenue, 4th Floor, New York, New York 10017 for a period of ten days prior to the annual meeting for examination by any ITG stockholder for purposes germane to the annual meeting.

    OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED SLATE OF DIRECTORS AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS.

    You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please sign and mail promptly the enclosed proxy that is being solicited on behalf of our board of directors. A return envelope that requires no postage if mailed in the United States is enclosed for that purpose. The proxies of stockholders who attend the meeting in person may be withdrawn and such stockholders may vote personally at the meeting.

                                         By Order of the Board of Directors,

                                          [LOGO]

                                          P. Mats Goebels

                                          Secretary

New York, New York
March 29, 2001

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
THE ANNUAL MEETING..........................................      3
  Date, Time and Place of the Annual Meeting................      3
  Matters to Be Considered at the Annual Meeting............      3
  Voting at the Annual Meeting; Record Date; Quorum.........      3
  Proxies...................................................      3
  Treatment of Broker Non-Votes and Abstentions at the
    Annual Meeting..........................................      4
ELECTION OF DIRECTORS AND COMPENSATION MATTERS..............      5
  Nominees to Board of Directors............................      5
  Other Executive Officers..................................      6
  Director Compensation.....................................      8
  Committees of the Board of Directors and Meetings.........      8
  Executive Compensation....................................      9
  Report of the Compensation Committee on Executive
    Compensation............................................     12
  Performance Graph.........................................     14
  Pension Plan..............................................     14
SECURITY OWNERSHIP..........................................     15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............     16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....     16
REPORT OF THE AUDIT COMMITTEE...............................     16
RATIFICATION OF SELECTION OF AUDITORS.......................     17
WHERE YOU CAN FIND MORE INFORMATION.........................     17
OTHER MATTERS; STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL
  MEETING OF ITG............................................     18
ANNEX A -- AUDIT COMMITTEE CHARTER..........................     19

                               THE ANNUAL MEETING

DATE, TIME AND PLACE OF THE ANNUAL MEETING

    We will hold the annual meeting at 1:00 p.m. (local time), on Wednesday, May 16, 2001, at the New York Helmsley Hotel, Murray Hill Room, 212 East 42nd Street, New York, New York 10017.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

    We will hold the annual meeting for the following purposes:

    (1) To elect six directors to serve until the next annual meeting and until their successors have been duly elected and qualified.

    (2) To ratify the appointment of KPMG LLP as our independent auditors for the 2001 fiscal year.

    (3) To transact such other business as may properly come before the annual meeting or any one or more adjournments thereof.

VOTING AT THE ANNUAL MEETING; RECORD DATE; QUORUM

    On March 23, 2001, the record date for the annual meeting, there were 31,667,358 shares of our common stock outstanding and entitled to vote at the annual meeting. Please note the following:

    - Each stockholder of record on March 23, 2001 is entitled to cast one vote per share.

    - This vote may be cast at the annual meeting either in person or by properly executed proxy.

    - The presence, in person or by proxy, of the holders of a majority of our outstanding common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

    - The election of directors will be determined by a plurality of the votes cast. A properly executed proxy marked "FOR ALL NOMINEES EXCEPT" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

    - For the ratification of the appointment of KPMG LLP as the independent auditors for the 2001 fiscal year, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting and entitled to vote will be required for approval. A representative of KPMG LLP is expected to be in attendance at the annual meeting with the opportunity to make a statement and respond to questions.

    - On March 23, 2001, our directors and executive officers owned, in the aggregate, 3,363,616 shares, or approximately 9.9%, of our common stock. Our directors and officers have expressed their present intent to vote their shares in favor of the proposals.

PROXIES

    We are furnishing you this proxy statement in connection with the solicitations of proxies by and on behalf of our board of directors for use at the annual meeting. Proxies in the form enclosed, which are properly executed and returned and not subsequently revoked, will be voted at the annual meeting. These proxies will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. If no directions are indicated on a properly executed proxy, such proxy will be voted in favor of the proposals.

    If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed forms of proxy and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. Notwithstanding the foregoing, proxies voting against a specific proposal may not be used by the persons named in the proxies to vote for adjournment of the meeting for the purpose of giving management additional time to solicit votes to approve such proposal.

    The grant of a proxy on the enclosed form does not preclude you from attending the annual meeting and voting in person. You may revoke a proxy at any time before it is voted. Proxies may be revoked by:

    - delivering a written notice of revocation bearing a later date than the proxy before the vote is taken at the annual meeting;

    - duly executing a later dated proxy relating to the same shares of common stock and delivering it as indicated below before the vote is taken at the annual meeting; or

    - attending the annual meeting and voting in person.

    Attendance at the annual meeting will not in and of itself constitute a revocation of a proxy. Any written notice of revocation or subsequent proxy must be delivered to Equiserve, Raritan Center, 188 Fernwood Avenue, Edison, New Jersey, 08837-3857; Attention Proxy Department, or Investment Technology
Group, Inc., 380 Madison Avenue, 4th Floor, New York, NY 10017, Attention:
Secretary, before the vote is taken at the annual meeting.

    We will bear all expenses of our solicitation of proxies for the annual meeting. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by our directors, officers and employees. Solicitation may take place in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements may be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of our common stock held of record by such brokerage houses, custodians, nominees and fiduciaries. We will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in doing so. We have retained Corporate Investor Communications, Inc. to assist in soliciting proxies for a fee of approximately $5,000 plus reasonable expenses.

TREATMENT OF BROKER NON-VOTES AND ABSTENTIONS AT THE ANNUAL MEETING

    All shares of our common stock represented by properly executed proxies received prior to or at the annual meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated on a properly executed returned proxy, such proxies will be voted FOR the approval of each of the matters set forth on the proxy card. It is not expected that any matter other than those referred to herein will be brought before the stockholders at the annual meeting. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their best judgment with respect to such matters, unless authority to do so is withheld in the proxy.

    An automated system administered by our transfer agent will tabulate votes cast by proxy at the annual meeting, and our transfer agent will tabulate votes cast in person at the annual meeting. Brokers who hold shares in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares with respect to any proposal in the absence of specific instructions from such customers. Broker non-votes and abstentions, tabulated separately, will be included in the determination of the number of shares present at the annual meeting and whether a quorum is present. Broker non-votes and abstentions will not be counted in determining whether a nominee is elected. In determining whether any other proposal has been approved, abstentions will be counted as votes against such proposal and broker non-votes will not be counted as votes either for or against such proposal.

                 ELECTION OF DIRECTORS AND COMPENSATION MATTERS

    Under our bylaws, the board of directors is authorized to determine the number of directors of our company. The number of directors to be elected at the annual meeting has been fixed at six. Such directors will be elected to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

    Each nominee listed below has consented to being a nominee and to serving as a director if elected. In the event that any nominee shall be unable to serve as a director (which is not now anticipated), proxies will be voted for substitute nominees recommended by the board of directors or the board of directors may elect to reduce the number of directors. All of the nominees for election as a director are presently members of the board of directors.

NOMINEES TO BOARD OF DIRECTORS

    The following information is submitted concerning the nominees for election as directors.

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Raymond L. Killian, Jr....................     63      President, Chief Executive Officer and
                                                       Chairman of the Board of Directors

Frank E. Baxter...........................     64      Director

Neal S. Garonzik..........................     54      Director

William I Jacobs..........................     59      Director

Robert L. King............................     50      Director

Mark A. Wolfson...........................     48      Director

    Raymond L. Killian, Jr. has been the Chairman of our board of directors since January 1997 and a director since March 1994. Mr. Killian served as the President and Chief Executive Officer from March 1994 through January 1997 and again since September 1998. He has directed the activities of our company since 1987. Mr. Killian was a director of Jefferies Group, Inc. ("Jefferies") from January 1997 to January 1999, an Executive Vice President of Jefferies from 1985 to 1995, a director and an Executive Vice President of Jefferies & Company, Inc. from 1985 to 1991 and served as National Sales Manager of Jefferies & Company, Inc. from 1985 to 1990.

    Frank E. Baxter has been a director since March 1994. Mr. Baxter has been Chairman of Jefferies' board of directors since 1990, Chief Executive Officer of Jefferies from 1987 until 2000, and a director of Jefferies and Jefferies & Company, Inc. since 1975. Mr. Baxter has previously served as President of Jefferies and Jefferies & Company, Inc. from January 1986 until December 1996. Prior to 1986, Mr. Baxter served as Executive Vice President, National Sales Manager and New York Branch Manager of Jefferies & Company, Inc. and as the Managing Director of Jefferies' UK Subsidiary.

    Neal S. Garonzik has been a director since February 1999. From August 1999 until December 2000, Mr. Garonzik was a Vice Chairman of Chase Manhattan Corporation. From 1980 until 1989 and 1993 until 1997 Mr. Garonzik was with Morgan Stanley, most recently as a member of that firm's management committee and head of its equity division. From 1989 to 1993, Mr. Garonzik was with SGK Partners, LP, of which he was a founding general partner. From 1972 until 1980, he was a securities salesman for Goldman, Sachs & Co., in Boston and in London.

    William I Jacobs is Managing Director and Chief Financial Officer of The NewPower Company. Prior to May 2000, Mr. Jacobs was Senior Executive Vice President-Strategic Ventures of MasterCard International, Inc. and was Executive Vice President-Global Resources of MasterCard International, Inc. from 1995 to 1999. From 1993 to 1994, Mr. Jacobs served as a financial consultant to several firms and universities. Mr. Jacobs was founder, Executive Vice President, Chief Operating Officer and a director of Financial Security Assurance, a monoline bond insurer, from 1985 to 1993 and, prior to 1985, the President and Managing General Partner of S&B Insurance Services Company. Mr. Jacobs has been a director of our company since June 1994.

    Robert L. King has been the President and Chief Executive Officer of Corporate Express, Inc., a distributor of office and computer supplies, since 1998. Mr. King has also been a director of Corporate Express, Inc. since 1993 and served as the President and Chief Operating Officer of Corporate
Express, Inc. from 1993 until 1998. Prior to 1993, Mr. King was employed by FoxMeyer Corporation, a distributor of health and pharmaceutical products, where he was Chief Executive Officer from 1989 to 1993, President from 1988 to 1993 and Chief Operating Officer from 1988 to 1989. Mr. King has been a director of our company since June 1994.

    Mark A. Wolfson has been a managing partner at Oak Hill Capital
Management Inc., a private investment company, since 1998, and Vice President of Keystone, Inc., the primary investment vehicle of Robert M. Bass, since 1995. He is also a professor at the Graduate School of Business, Stanford University, where he has been a faculty member since 1977, including a term as Associate Dean from 1990 through 1993. He has also taught at the University of Chicago and Harvard University. Mr. Wolfson has been a director of eGain Communications Corporation since 1998. Mr. Wolfson has been a director of our company since June 1994.

OTHER EXECUTIVE OFFICERS

    The executive officers of our company are appointed by, and serve at the discretion of, our board of directors. Other than Mr. Killian, for whom information is provided above, the following sets forth information as to the other executive officers of our company.

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Angelo Bulone.............................     35      Vice President and Controller

David C. Cushing..........................     39      Managing Director

P. Mats Goebels...........................     34      Senior Vice President, General Counsel &
                                                       Secretary

Christopher J. Heckman....................     40      Managing Director

Timothy H. Hosking........................     42      Managing Director

Anthony J. Huck...........................     37      Managing Director

Ananth N. Madhavan........................     39      Managing Director

Howard C. Naphtali........................     47      Managing Director and Chief Financial
                                                       Officer

Robert J. Russel..........................     46      Managing Director

Steven J. Sorice..........................     40      Managing Director

James Mark Wright.........................     41      Managing Director

    ANGELO BULONE is our Vice President and Controller. Mr. Bulone joined our company in April 1997 and is responsible for all accounting operations and financial and regulatory reporting. From 1993 to 1997, Mr. Bulone held the position of vice president and controller at I/B/E/S International, Inc.

    DAVID C. CUSHING is a Managing Director and the Managing Principal of our proprietary asset management subsidiary. He joined our company in 1991 as a Vice President of Sales and Trading and formed the research department in 1993, which he was responsible for until the first quarter of 2000. From 1986 to 1991, Mr. Cushing was a vice president in the equity derivatives and program trading department at Lehman Brothers, Inc.

    P. MATS GOEBELS is Senior Vice President, General Counsel and Secretary. He joined our company in 1998 and is responsible for all legal and regulatory matters. Mr. Goebels was a corporate attorney at the New York offices of Sullivan & Cromwell from 1995 to 1998, and of Weil, Gotshal & Manges from 1991 to 1995.

    CHRISTOPHER J. HECKMAN is a Managing Director who, along with Mr. Sorice, is Co-Head of Sales and Trading. He joined our company in January 1991 as a sales trader and became manager of institutional sales and trading in January 1997.

    TIMOTHY H. HOSKING is a Managing Director and is responsible for corporate strategy and mergers and acquisitions. He joined our company in June 1997. From 1991 to 1997, Mr. Hosking worked for The Fremont Group, maintaining a variety of positions, including general counsel of Fremont Partners, L.P., a private equity partnership.

    ANTHONY J. HUCK is a Managing Director and Director of Global Portfolio Trading. He joined ITG in 1994 as a Vice President responsible for Portfolio Trading. From 1990 to 1994, Mr. Huck managed domestic and international customer program trading in the Equity Derivatives Group at Nomura Securities International.

    ANANTH N. MADHAVAN is a Managing Director who is responsible for our research department. Prior to joining our company, Mr. Madhavan spent six years as Professor of Finance and Business Economics at the Marshall School of Business, University of Southern California.

    HOWARD C. NAPHTALI is a Managing Director and Chief Financial Officer. He joined our company in April 1997 and was appointed as Managing Director and Chief Financial Officer in February, 2000. From 1988 to 1997, Mr. Naphtali worked for Reuters America Inc. where he served as Senior Vice President and Chief Financial Officer as well as Senior Vice President and Chief Operating Officer of Quotron Systems, Inc. (a wholly owned subsidiary of Reuters).

    ROBERT J. RUSSEL is a Managing Director and is leading our strategic planning and business development efforts. Mr. Russel joined us as Senior Vice President in November 1996. Prior to joining our company, Mr. Russel spent nine years with Reuters in senior roles in a variety of departments including general management, business development, technology, and marketing and sales.

    STEVEN J. SORICE is a Managing Director who, along with Mr. Heckman, is Co-Head of Sales and Trading. He joined our company in September 1994 as the Senior Vice President in charge of broker-dealer sales and agency OTC trading. Prior to joining our company, Mr. Sorice was a partner of ESI Securities, L.P. (now Bank of New York Securities), where he was head of the International Trading Desk.

    JAMES MARK WRIGHT is a Managing Director and Chief Information Officer. He responsible for technology matters and product management for all ITG products. He joined ITG in 1992 as Vice President of Software Development and has held several roles since then, including manager of the software development organization for ITG.

DIRECTOR COMPENSATION

    Directors who are our employees are not compensated for serving as directors. Directors who are not our employees receive an annual retainer fee of $20,000, plus fees of $1,000 for attendance at each of four regular meetings of the board of directors. The chairman of each committee receives an additional annual retainer of $3,000, and all committee members receive $750 for attendance at each meeting of a committee of the board of directors. Directors of ITG are also reimbursed for out-of-pocket expenses.

    Under our Non-Employee Directors' Stock Option Plan adopted in 1995, we grant an option to purchase 16,376 shares to each person who first becomes a non-employee director at the time of initial election or appointment, and an option to purchase 4,094 shares to each non-employee director on the 45th day after each annual stockholders meeting. These options are granted with an exercise price per share equal to 100% of the fair market value of a share on the date of grant. Such options expire at the earliest of (1) five years after the date of grant, (2) 12 months after death, disability or retirement after reaching age 65 and (3) 60 days after an optionee ceases to serve as a director for reasons other than death, disability or such retirement. Options become exercisable three months after the date of grant, except that an option granted to a director less than three months before a cessation of service for reasons other than death, disability or retirement after reaching age 65 will not thereafter become exercisable. Directors who are not our employees are eligible to participate in this plan.

    Each director may participate in our Charitable Gifts Matching Program pursuant to which we match 100% of charitable contributions made by such directors up to a maximum dollar amount of $2,000 per person per year. The children of our directors may also participate (along with the children of all employees of our company and Jefferies) in the Stephen A. Jefferies Educational Grant Program which provides scholarship awards for secondary and post-secondary education based on factors such as financial need, academic merit and personal statements. All applications are presented to the selection committee anonymously.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

    Our board of directors held four regular meetings and four committee meetings during 2000. Each incumbent member of the board of directors who was a director during 2000 attended, during his term of office, at least 75% of the total number of meetings of the board of directors and committees thereof of which such director was a member. Our board of directors has an audit committee and a compensation committee. Our board of directors does not have a nominating committee.

    The current audit committee members are Mr. Jacobs, Chairman, Mr. Garonzik, Mr. King and Mr. Wolfson. The audit committee is responsible for reviewing our financial statements with financial management and our independent auditors, as more fully described under "Report of the Audit Committee". During 2000, there were three meetings of the audit committee.

    The current compensation committee members are Mr. Garonzik, Chairman, Mr. Jacobs, Mr. King and Mr. Wolfson. The compensation committee is responsible for developing and implementing compensation policies, plans and programs for our executive officers and for the administration of our Amended and Restated 1994 Stock Option and Long-Term Incentive Plan. During 2000, there was one meeting of the compensation committee.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE

    The following table sets forth, for the years indicated, each component of compensation paid or awarded to, or earned by, our chief executive officer during 2000 and the four other most highly compensated officers serving as of December 31, 2000 (collectively, the "Named Executive Officers").

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                              ANNUAL COMPENSATION(1)             OTHER         SECURITIES
   NAME AND PRINCIPAL     -------------------------------       ANNUAL         UNDERLYING       ALL OTHER
        POSITION            YEAR      SALARY      BONUS     COMPENSATION(2)     OPTIONS      COMPENSATION(3)
------------------------  --------   --------   ---------   ---------------   ------------   ---------------
Raymond L. Killian,         2000     $500,000   $ 500,000       $23,250          75,368          $23,402
  Jr.(4)................    1999      250,000     750,000        14,920              --           20,835
Chairman, President &       1998      300,000   1,672,477        53,624              --           54,640
  Chief Executive
  Officer

Christopher J. Heckman      2000      225,000   1,175,000        35,250          51,500           21,287
Managing Director           1999      225,000     486,500        14,595          98,000           19,690
                            1998      225,000     704,000        21,120              --           26,802

Anthony J. Huck             2000      225,000   1,175,000        35,250          50,548           21,485
Managing Director           1999      225,000     435,004        13,050          73,000           19,690
                            1998      225,000     577,000        17,310              --           18,830

Robert J. Russel            2000      275,000     535,000        17,550              --           23,402
Managing Director           1999      275,000     347,000        11,910          70,000           22,489
                            1998      275,000     360,000        12,300              --           20,107

Steven J. Sorice            2000      225,000   1,175,000        35,250          51,500           20,493
Managing Director           1999      225,000     486,500        14,595          98,000           19,690
                            1998      225,000     704,000        21,120              --           24,959

------------------------

(1) The amounts shown include cash and non-cash compensation earned by the Named Executive Officers as well as amounts earned but deferred mandatorily.

(2) For 2000, 1999 and 1998, a portion of each of the Named Executive Officers' compensation was mandatorily deferred and each such Named Executive Officer was granted units representing our common stock with a fair market value equal to 115% of such deferred amount under the Stock Unit Award Program. The following portions of their total cash compensation are deferred: 5% of the first $100,000, 10% of the next $100,000, 15% of the next $400,000, and
    20% of total cash compensation in excess of $600,000. The amounts in the table represent the value of the 15% of additional units granted pursuant to the mandatory deferral described in the preceding sentence. All units are settled by issuance of the underlying common stock three years from the date of grant.

(3) The total amounts shown in the "All Other Compensation" column consist of the following:

    (a) In 2000, a matching contribution of $6,800 and a profit sharing contribution of $7,600 to each Named Executive Officer under our Retirement Savings Plan for 2000. Also in 2000, a contribution of $5,100 under our Money Purchase Pension Plan. In 1999, a matching contribution of $6,400 and a profit sharing contribution of $6,400 to each Named Executive Officer under our Retirement Savings Plan for 1999. Also in 1999, a contribution of $4,800 under our Money Purchase Pension Plan. In 1998, a matching contribution of $13,800 to each Named Executive Officer under the Section 401(k) plan of Jefferies, with the exception of Mr. Sorice who's 1998 matching contribution was $12,650.

    (b) In 2000, the amount of a 15% discount on units representing shares of ITG common stock purchased by our Employee Stock Purchase Plan (the "ITG ESPP") for each Named Executive Officer's account with compensation the Named Executive Officer has elected to invest in the ITG ESPP, as follows: Mr. Killian: $3,902; Mr. Heckman: $1,787; Mr. Huck: $1,985;
       Mr. Russel: $3,902 and Mr. Sorice: $993. For 1999 and 1998, the 15% discount on shares of ITG common stock purchased by the ITG ESPP.

    (c) In 1998, contributions of $2,683 and allocations of forfeitures of $1,410 for each of the Named Executive Officers under the Jefferies Profit Sharing Plan ("PSP"). There were no such forfeitures in 1999 and 2000.

    (d) In 1998, Dividends and interest payments to the cash accounts of the Named Executive Officers under the Jefferies Group Capital Accumulation Plan for key employees ("Jefferies CAP"), paid as of December 31, 1998, at a rate equal to the average rate Jefferies paid on its margin accounts carrying credit balances as follows: Mr. Killian: $6,918; Mr. Heckman:
       $1,149; Mr. Huck: $0; Mr. Russel: $0 and Mr. Sorice: $1,037. There were no such payments in 1999 and 2000.

    (e) An amount of "deemed interest" credited to each Jefferies CAP participant for 1998, determined by multiplying (i) the daily weighted average amount in the Jefferies CAP participant's Profit-Based Deferred Compensation Account by (ii) an interest rate equal to the fully diluted earnings per share (if any) of Jefferies common stock for that fiscal year divided by the fair market value of a share at the end of the preceding fiscal year. In 1998, the Named Executive Officers received the following amounts of such "deemed interest": Mr. Killian: $29,821;
       Mr. Heckman: $6,770; Mr. Huck: $0; Mr. Russel: $0 and Mr. Sorice: $6,233. There were no such payments in 1999 and 2000.

(4) Mr. Killian served as President and Chief Executive Officer from 1994 to 1997 and again since September 1998.

    OPTION GRANTS TABLE

    During 2000, the following option grants were made to the Named Executive Officers.

                                                       PERCENT OF
                                        NUMBER OF        TOTAL
                                        SECURITIES    OPTIONS/SARS   EXERCISE
                                        UNDERLING      GRANTED TO    OR BASE
                                       OPTIONS/SARS   EMPLOYEES IN    PRICE     EXPIRATION    GRANT DATE
NAME                                   GRANTED (#)    FISCAL YEAR     ($/SH)       DATE      PRESENT VALUE
----                                   ------------   ------------   --------   ----------   -------------
Raymond L. Killian, Jr...............     16,632           1.9%       $29.09     1/14/2005     $249,979
                                          15,515           1.8%       $35.44     3/31/2005     $283,304
                                          17,151           2.0%       $42.75     6/30/2005     $375,435
                                          12,053           1.4%       $40.31     9/29/2005     $246,604
                                          14,017           1.6%       $39.64    12/29/2005     $283,284
Christopher J. Heckman...............      1,500           0.2%       $35.47      4/3/2005     $ 27,420
                                          50,000           5.7%       $33.31     5/31/2005     $863,000
Anthony J. Huck......................        548           0.1%       $35.44     3/31/2005     $ 10,006
                                          50,000           5.7%       $33.31     5/31/2005     $863,000
Robert J. Russel.....................         --            --            --           N/A           --
Steven J. Sorice.....................      1,500           0.2%       $35.47      4/3/2005     $ 27,420
                                          50,000           5.7%       $33.31     5/31/2005     $863,000

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
     VALUES

    The following table provides information on the number and value of options held by the Named Executive Officers at December 31, 2000.

                                                                                        VALUE OF UNEXERCISED
                                                              NUMBER OF SECURITIES          IN-THE-MONEY
                                                             UNDERLYING UNEXERCISED           OPTIONS
                                 SHARES                        OPTIONS AT 12/31/00          AT 12/31/00
                              ACQUIRED ON       VALUE       EXERCISABLE/UNEXERCISABLE       EXERCISABLE/
NAME                          EXERCISE (#)   REALIZED ($)              (#)              UNEXERCISABLE ($)(1)
----                          ------------   ------------   -------------------------   --------------------
Raymond L. Killian, Jr......    599,338       18,984,085                  75,368/0               355,393/0
Christopher J. Heckman......      5,385          164,775             70,363/99,608         961,214/523,121
Anthony J. Huck.............         --               --             72,837/75,276       1,053,881/381,567
Robert J. Russel............         --               --             26,201/76,550       1,246,887/426,844
Steven J. Sorice............      3,990          119,430             70,363/99,609       1,379,911/523,141

------------------------

(1) At December 31, 2000, the closing bid price per share of our common stock on the New York Stock Exchange was $41.75, which was the price used to determine the year-end value.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF OUR PREVIOUS FILINGS UNDER THE SECURITIES ACT OR THE SECURITIES EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH INCLUDED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    To: The Board of Directors and Stockholders of Investment Technology Group, Inc.

    INTRODUCTION

    The compensation committee of the board of directors is responsible for developing and implementing compensation policies, plans and programs for our executive officers to enhance our profitability, and thus stockholder value, by providing for competitive levels of compensation, rewarding performance that enhances profitability and encouraging long-term service. Each of the compensation committee's members is a person who is not a current or former employee of our company.

    The principal components of ongoing compensation of executive officers are salary, an annual bonus tied to performance and stock option awards providing incentives and rewards for long-term service and performance. The compensation committee's functions include reviewing salary levels for executive officers on an annual basis, establishing and determining the level of performance targets upon which payment of annual bonuses is conditioned and other terms of such annual bonuses, granting stock options and otherwise administering our Amended and Restated 1994 Stock Option and Long-Term Incentive Plan (the "1994 Option Plan"). The compensation committee acts on behalf of our company in negotiating the terms of, and makes recommendations to the board of directors regarding, the adoption of compensation and benefit plans (including amendments to existing plans) in which executive officers and directors may participate.

    The compensation committee intends that compensation paid to the Chairman of the board of directors, President and Chief Executive Officer and the other executive officers named in the Summary Compensation Table not be subject to the limitation on tax deductibility under Section 162(m) of the Internal Revenue Code, as amended (the "Code"), so long as this can be achieved in a manner consistent with the compensation committee's other objectives. Code
Section 162(m) generally eliminates a corporation's tax deduction in a given year for payments to certain named executive officers in excess of $1 million, unless such payments result from "qualified performance based compensation." The board of directors in 1997 adopted the Pay-for-Performance Incentive Plan in order that annual incentive payments (bonuses) to executives which might, together with salary, exceed $1 million in a given year, will qualify as "performance based compensation" that is fully deductible under Code
Section 162(m). The compensation committee has been advised that compensation paid in 2000 will not be subject to the limitation on deductibility under Code
Section 162(m).

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Mr. Killian served as Chairman of the board of directors, President and Chief Executive Officer throughout 2000. The base annual salary level, the annual bonus level and other terms of the incentive stock based compensation specified below were determined by the compensation committee. Mr. Killian's base salary and annual bonus were set at a total of $1,000,000, an amount believed to be consistent with the general practice of comparable companies for the chairman and chief executive officer. In addition, Mr. Killian received quarterly incentive compensation, in the form of non-qualified stock options issued under the 1994 Option Plan, with a value equal to one percent of ITG's pre-tax income as reported under generally accepted accounting principles. Under this incentive compensation arrangement, Mr. Killian was granted options to purchase 58,736 shares of common stock of our company at strike prices ranging between $35.44 and $42.75 for the year ended December 31, 2000. All such options were fully vested upon grant. Under this compensation package, the division of Mr. Killian's targeted compensation in 2000 between cash compensation of $1,000,000, to recognize
Mr. Killian's level of experience, and performance based incentive compensation in the form of options, was intended to provide total cash compensation and long term incentives and rewards to a degree generally similar to comparable companies reviewed in 2000.

    Mr. Killian is required to participate in our stock unit award program. Under this program, executive officers and other key employees of our company are required to defer receipt of a portion of their total cash compensation. Participants are granted units representing our common stock with a fair market value equal to 115% of the deferred compensation. The value of units in excess of the value of deferred compensation is disclosed in the Summary Compensation Table under the "Other Annual Compensation" column.

    COMPENSATION OF OTHER EXECUTIVE OFFICERS

    Our compensation program for other executive officers is reviewed annually to provide amounts generally consistent with the range paid by companies in similar industries, but without pegging such amounts to a specific percentile. The targeted annual bonuses for 2000 were intended to provide more than half of each executive officer's total annual cash compensation at the target level of performance. This was intended to provide a strong link between pay and performance.

    The annual bonuses payable to the executive officers other than Mr. Killian were payable out of a "bonus pool." The amount of the bonus pool was determined based upon specified increases in total revenues (less certain costs), with the total amount of the bonus pool increasing as specified levels of revenues are achieved. Such executives are entitled to receive either (a) discretionary bonus payments targeted to an allocation that is determined annually with respect to the bonus pool or (b) a performance based bonus payable upon achieving certain profitability targets. Based upon our 2000 total revenue growth of 34%, bonus payouts exceeded targeted bonus levels by 25%.

    The Committee authorized the grant of 250,416 options during 2000 to the executive officers. The other executive officers are required to participate in our stock unit award program.

Compensation Committee

Neal S. Garonzik, Chairman
William I Jacobs
Robert L. King
Mark A. Wolfson

PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total stockholder return on our common stock against the cumulative total return of the Russell 2000 Index and the mean of the Lipper Management Company Price Index and Nasdaq Computer and Data Processing Services Stock Composite Indices, for the five-year period ending December 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                                                              30-DEC-95  31-DEC-96  31-DEC-97  31-DEC-98  31-DEC-99  31-DEC-00
Investment Technology Group, Inc.                                   100        208      302.7      670.8      508.9      738.9
Russell 2000 Index                                                  100      114.8      138.3      133.5      159.8        153
Mean of Lipper Management Company Price Index and Nasdaq
Computer and Data Processing Services Stock Composite
Indices                                                             100        133      193.4      414.6      616.1        704

PENSION PLAN

    All of our employees who were 21 years of age by December 31, 1997, whose initial date of service was before January 1, 1998 and who had completed one year of service with us were covered by the Jefferies Employees' Pension Plan (the "Jefferies Pension Plan"), a defined benefit plan. However, benefit accruals for ITG employees ceased as of February 15, 1999, and the entire benefit of each ITG employee who was actually employed on December 31, 1998 was fully vested at that time. Additionally, participants who had attained age 45 and had been credited with at least 5 years of vesting service as of February 15, 1999 received enhanced benefits under the Jefferies Pension Plan. In 2000, Jefferies received approval from the Internal Revenue Service to distribute amounts accrued under the Jefferies Pension Plan. Accordingly, ITG employees received distributions of their entire benefits under the Jefferies Pension Plan. The lump sum benefit paid to each of the Named Executive Officers was: Mr. Killian: $333,802; Mr. Heckman: $29,928; Mr. Huck: $14,039;
Mr. Russel: $12,369; and Mr. Sorice: $16,165. The benefits were distributed under one of the following forms of payment, as designated by the Named Executive Officer: single lump sum distribution, either in cash (subject to 20% withholding and possible penalty) or as a rollover to a qualified retirement plan; a single life annuity; a 50% or 75% joint and survivor annuity, or a life annuity with 5, 10 or 15 years certain.

                               SECURITY OWNERSHIP

    The following table sets forth certain information, as of March 23, 2001, regarding beneficial ownership of our common stock by (1) each director,
(2) each Named Executive Officer, (3) all directors and executive officers as a group and (4) each person known by us to beneficially own 5% or more of our common stock. Information regarding stockholders other than directors, executive officers and employee benefit plans is based upon information contained in Schedules 13D or 13G filed with the Securities and Exchange Commission ("SEC"). For the purpose of this table and the table on the next page, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person or group has the right to acquire within 60 days after such date, but such shares are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated in a footnote and subject to applicable community property and similar statutes, each person listed as the beneficial owner of the shares possesses sole voting and dispositive power with respect to such shares. The mailing address of the parties listed below is our principal business address unless otherwise indicated.

                                                SHARES OF ITG       PERCENTAGE OF ITG
                                                COMMON STOCK           COMMON STOCK
                                            BENEFICIALLY OWNED(1)   BENEFICIALLY OWNED
                                            ---------------------   ------------------
Directors
  Raymond L. Killian, Jr..................          902,439                 2.6%
  Frank E. Baxter.........................        1,664,241                 4.7%
  Neal S. Garonzik........................           50,519                   *
  William I Jacobs........................           54,879                   *
  Robert L. King..........................           40,940                   *
  Mark A. Wolfson.........................           86,894                   *

Other Named Executive Officers
  Christopher J. Heckman..................          104,822                   *
  Anthony J. Huck.........................           91,307                   *
  Robert J. Russel........................           70,947                   *
  Steven J. Sorice........................          106,187                   *

All directors and executive officers as a
  group (17 persons) 5% stockholders......        3,363,616                 9.9%
  Wellington Management Company, LLP(2)...        2,362,404                 6.9%

------------------------

*   Less than 1%.

(1) Beneficial ownership includes stock options that are exercisable at March 23, 2001, or within 60 days thereafter, as follows: Mr. Killian:
    75,368; Mr. Garonzik: 24,564; Mr. Jacobs: 20,470; Mr. King: 20,470;
    Mr. Wolfson: 20,470; Mr. Heckman: 70,363; Mr. Huck: 72,837; Mr. Russel:
    26,201; Mr. Sorice: 70,363; and all directors and executive officers as a group: 477,523.

(2) Based on a Schedule 13G filed on December 31, 2000 by Wellington Management Company LLC in its capacity as investment adviser with respect to shares of our common stock owned of record by Wellington's clients. Wellington's clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares of our common stock. Wellington shares the power to vote or to direct the vote with respect to 1,309,304 shares of our common stock and shares the power to dispose of or to direct the disposition with respect to 2,362,404 shares of our common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Frank E. Baxter, a director of ITG, is the Chairman of Jefferies' board of directors. Jefferies & Company, Inc., a subsidiary of Jefferies, provided substantially all of our clearing services, pursuant to a Fully Disclosed Clearing Agreement. The aggregate costs of such services to us during 2000 were $19.4 million. In addition, we were charged by Jefferies & Company, Inc. interest costs incurred as a result of accelerated settlement of transactions in the normal course of business of $4.8 million.

    W&D Securities, Inc., a subsidiary of Jefferies, performed certain execution services for us on the New York Stock Exchange and other exchanges. The costs of these execution services were $10.9 million.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our outstanding common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and other equity securities of our company. Directors, executive officers and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file. During 2000, statements of changes in beneficial ownership required to be filed by Raymond L. Killian, Jr. were filed late. Based on a review of the copies of the forms furnished to us and written representations from our executive officers and directors, all other such persons subject to the reporting requirements of Section 16(a) filed the required reports with respect to 2000 on a timely basis.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF OUR PREVIOUS FILINGS UNDER THE SECURITIES ACT OR THE SECURITIES EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE INCLUDED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of ITG's Board of Directors is composed of four non-employee directors. The Board of Directors determined during 2000 that each of those directors satisfied independence requirements and other criteria established by New York Stock Exchange listing standards.

    During 2000, the Audit Committee developed and the Board of Directors approved an Audit Committee Charter, which appears as Annex A to this proxy statement. As more fully set forth in the Charter, the Committee's responsibilities include review of ITG's financial statements with financial management of ITG and with the independent auditor; review of the independence and performance of the independent auditor; review with the independent auditor of all significant relationships between it and ITG that could impair the auditor's objectivity and independence; review of ITG's internal audit function; and review of the integrity of ITG's financial controls and reporting processes. Management has the primary responsibility for ITG's financial statements and the reporting process, including the internal control systems. ITG's independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

    KPMG LLP ("KPMG") served as ITG's independent auditor for 2000, and the Audit Committee has recommended that KPMG be elected in that capacity for 2001. See "Ratification of Selection of Auditors".

    The Audit Committee has considered whether the provision of non-audit functions provided by KPMG is compatible with maintaining KPMG's independence and concluded that performing such functions does not affect KPMG's independence in performing its function as auditor of ITG.

    The Audit Committee has reviewed and discussed with management ITG's audited financial statements for the year ended December 31, 2000. It has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, and has discussed with KPMG its independence. As the result of such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ITG's Annual Report on Form 10-K for the year ended December 31, 2000.

Audit Committee

William I Jacobs, Chairman

Neal S. Garonzik
Robert L. King
Mark A. Wolfson

                     RATIFICATION OF SELECTION OF AUDITORS

    KPMG was our independent auditor for the year ended December 31, 2000. On March 20, 2001, KPMG was appointed by the audit committee to serve as our independent auditors for 2001.

    Audit fees for the Fiscal 2000 financial statements were $0.2 million. No services were performed by, or fees incurred to, KPMG, in connection with financial information systems design and implementation projects for Fiscal 2000. All other fees billed by KPMG with respect to Fiscal 2000 were $1.4 million, including $0.9 million for tax services, $0.3 million for internal audit co-source services and $0.2 million for other non-audit services.

    The ratification of the appointment of KPMG is being submitted to the stockholders at the annual meeting. If such appointment is not ratified, the board of directors will consider the appointment of other accountants. The board of directors recommends a vote "FOR" the ratification of the appointment of KPMG as our independent auditors for the 2001 fiscal year.

    A representative of KPMG, the independent auditors who audited our consolidated financial statements for 2000, is expected to be present at the meeting to respond to appropriate questions of stockholders and will have the opportunity to make a statement if he or she so desires.

                      WHERE YOU CAN FIND MORE INFORMATION

    As required by law, we file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information contain additional information about our company. You can inspect and copy these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. You can obtain information about the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet Site that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC. The SEC's Internet address is http://www.sec.gov. You can also inspect these materials of our company at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information by referring you to another document filed separately with the SEC. Information incorporated by reference is considered part of this proxy statement, except to the extent that the information is superseded by information in this proxy statement.

    This proxy statement incorporates by reference the information contained in our Annual Report on Form 10-K for the year ended December 31, 2000 (SEC file number 0-23644). We also incorporate by reference the information contained in all other documents that we file with the SEC after the date of this proxy statement and before the annual meeting. The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.

    Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

    If you are one of our stockholders and would like to receive a copy of any document incorporated by reference into this proxy statement (which will not include any of the exhibits to the document other than those exhibits that are themselves specifically incorporated by reference into this proxy statement; any other exhibits will be available upon request at cost), you should call or write to Investment Technology Group, Inc., 380 Madison Avenue, 4th Floor, New York, New York 10017, Attention: P. Mats Goebels (telephone: (212) 588-4000). In order to ensure timely delivery of the documents prior to the annual meeting, you should make any such request not later than May 2, 2001.

    You should rely only on the information contained in (or incorporated by reference into) this proxy statement. We have not authorized anyone to give any information different from the information contained in (or incorporated by reference into) this proxy statement. This proxy statement is dated March 29, 2001. You should not assume that the information contained in this proxy statement is accurate as of any later date, and the mailing of this proxy statement to stockholders shall not mean otherwise.

                      OTHER MATTERS; STOCKHOLDER PROPOSALS
                       FOR THE 2002 ANNUAL MEETING OF ITG

    As of the date of this proxy statement, our board of directors knows of no matters that will be presented for consideration at the annual meeting, other than as described in this proxy statement. If any other matters shall properly come before the annual meeting or any adjournments or postponements thereof and shall be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not vote in accordance with the recommendation of our board of directors and management.

    The deadline for submitting stockholder proposals for inclusion in ITG's 2001 annual meeting proxy materials was November 30, 2000 and, since no such proposals were timely submitted, no stockholder proposals will be included in ITG's 2001 annual meeting proxy materials. Stockholders of ITG who intend to present proposals for consideration at the 2002 annual meeting of stockholders are hereby advised that the Secretary of ITG must receive any such proposals no later than the close of business on November 30, 2001, if any such proposal is to be considered for inclusion in the 2002 annual meeting proxy materials of ITG.

                                        By Order of the Board of Directors,

                                        [LOGO]

                                        P. Mats Goebels
                                        Secretary

                                    ANNEX A

                       INVESTMENT TECHNOLOGY GROUP, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

    (a) oversee the accounting and financial reporting policies and practices of the Company, its internal controls and, as appropriate, the internal controls of certain service providers;

    (b) oversee the quality and objectivity of the financial statements of the Company and the independent audit thereof; and

    (c) act as a liaison between the Company's independent auditors and the Board.

    In general, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal controls, and the auditor's responsibility to plan and carry out a proper audit.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

1. The Audit Committee shall be comprised of three or more directors as determined by the Board, all of whom have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

    (a) The Audit Committee shall be composed entirely of independent directors and no person who is employed by the Company or any of its affiliates shall be a member of the Audit Committee until three years following the termination of his or her employment.

    (b) No person may be named to the Audit Committee or shall serve as a member of the Audit Committee who (i) is a member of the immediate family of any executive officer of the Company or any of its affiliates until three years following the termination of such employment relationship,
       (ii) has a business relationship with the Company, unless the Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment, or
       (iii) is employed as an executive of another company where any of the Company's executives serves on that company's compensation committee.

    (c) Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

    (d) At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

    (e) In setting the qualifications for the members of the Audit Committee and in electing members to the Audit Committee, the Board may take into consideration academic background or training in financial analysis or business management, business experience throughout the career of the individual which involved or required financial management analysis and understanding, service as director and membership on its Audit Committee and such other factors as the Board may deem appropriate.

    (f) The composition and membership of the Audit Committee shall otherwise comply with the rules of the Securities and Exchange Commission ("SEC") and New York Stock Exchange ("NYSE").

2. Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

    The Audit Committee shall meet at least annually or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

1. Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. Submit the charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

INDEPENDENT AUDITORS

3. The outside auditor for the Company is ultimately accountable to the Board and the Audit Committee, and the Audit Committee and Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

4. Approve the fees and other significant compensation to be paid to the independent auditors.

5. The Audit Committee is responsible for ensuring that the outside auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for recommending that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

6. Annually prepare a report as required by the SEC. The report should be included in the Company's annual proxy statements.

7. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

8. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

IV. WRITTEN AFFIRMATION

    At any time that there is a change in the composition of the Audit Committee, and otherwise approximately once each year, the Company shall confirm in writing to the NYSE regarding:

    (a) any determination that the Board has made regarding the independence of Audit Committee members pursuant to any provision of this Audit Committee Charter;

    (b) the financial literacy of the Audit Committee members;

    (c) the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and

    (d) the annual review and reassessment of the adequacy of this Audit Committee Charter.

PROXY

PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERSON
MAY 16, 2001

This proxy is solicited by the Board of Directors of the Company. The undersigned hereby appoints Raymond L. Killian, Jr., Howard C. Naphtali and P. Mats Goebels, and each them, as proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock of Investment Technology Group, Inc. held of record by the undersigned on March 23, 2001, or which the undersinged would otherwise be entitled to vote at the Annual Meeting of Stockholders to be held on May 16, 2001, and any adjournment thereof, upon all matters that may properly come before the meeting. All shares votable by the undersigned will be voted by the proxies named above in the manner specified on the reverse side of this card, and such proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

SEE REVERSE SIDE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

FOLD AND DETACH HERE

/X/  Please mark your votes as in this example.

2609

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposed slate of directors and FOR Proposal 2.

The Board of Directors recommends a vote FOR items 1 and 2

1. Electon of Directors.                  FOR        WITHHELD

Nominees:
01. Frank E. Baxter
02. Neal S. Garonzik
03. William I Jacobs
04. Raymond L. Killian, Jr.
05. Robert L. King
06. Mark A. Wolfson

For, except vote withheld from the following nominee(s):

2. Ratification of the appointment of KPMG LLP as the independent auditors
   for the 2001 fiscal year               FOR         AGAINST       ABSTAIN



Mark box at right if an address change or comment has been noted on the reverse side of this card.

The undersigned hereby acknowledges receipt of the Form 10-K and the Notice of Annual Meeting of Stockholders and the Proxy Statement, and hereby revokes all previously granted proxies.

SIGNATURE(S)                                                    DATE

FOLD AND DETACH HERE ONLY IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL

INVESTMENT TECHNOLOGY GROUP, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 16, 2001.Thank you in advance for your prompt consideration of these matters.

Sincerely,


P. Mats Goebels
Secretary